UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: April 9, 2013

Bank of South Carolina Corporation
(Exact name of registrant as specified in its charter)

South Carolina	0-27702	57-1021355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

256 Meeting Street Charleston, SC 29401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(843) 724-1500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2- Financial Information

Item 2.02 Results of Operations and Financial Condition

On April 9, 2013 the Bank of South Carolina Corporation issued a press release announcing its financial results for the quarter ended March 31, 2013. The information contained in the press release is deemed to be “filed” under the Securities Exchange Act of 1934 as Exhibit 99.1 to this report, and such press release is incorporated herein by reference.

Section 5-Corporate Governance and Management

Item 5.07 Submission of Matters to a Vote of Shareholders

On April 9, 2013, there were a total of 4,446,239 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. The following matters were voted upon and approved by the shareholders at the 2013 Annual Meeting.

1.	The election of nineteen members to the Board of Directors.
2.	Provide advisory approval of the compensation of named executive officers (Say on Pay).
3.	Provide advisory approval for the frequency of the vote on compensation of named executive officers (Say on Frequency).
4.	The ratification of the appointment of Elliott Davis, LLC as the independent auditor for the fiscal year December 31, 2013.

The following is a summary of the voting results for each proposal presented to the shareholders:

As to proposal number one there were 2,864,845 shares represented in person or by proxy, constituting 64.43% of the outstanding shares of the Company voted as follows:

NAME	FOR	WITHHELD	Broker Non-Vote

David W. Bunch	2,859,376	5,469	1,173,844
Graham M. Eubank, Jr.	2,858,696	6,149	1,173,844
Elizabeth M. Hagood	2,857,525	7,320	1,173,844
Fleetwood S. Hassell	2,863,476	1,369	1,173,844
Glen B. Haynes	2,862,376	2,469	1,173,844
William L. Hiott, Jr.	2,861,176	3,669	1,173,844
Katherine M. Huger	2,863,285	1,560	1,173,844
Richard W. Hutson, Jr.	2,862,376	2,469	1,173,844
Charles G. Lane	2,862,276	2,569	1,173,844
Hugh C. Lane, Jr.	2,862,276	2,569	1,173,844
Louise J. Maybank	2,863,285	1,560	1,173,844
Linda J. Bradley-McKee	2,860,383	4,462	1,173,844
Alan I. Nussbaum	2,859,107	5.738	1,173,844
Edmund Rhett, Jr.	2,862,187	2,658	1,173,844
Malcolm M. Rhodes	2,862,187	2,658	1,173,844
Douglas H. Sass	2,861,176	3,669	1,173,844
David R. Schools	2,862,526	2,319	1,173,844
Sheryl G. Sharry	2,861,210	3,635	1,173,844
Steve D. Swanson	2,862,376	2,469	1,173,844

As to Proposal #2 for advisory approval of the compensation of named executive officers (Say on Pay), 2,831,025 shares or 63.67% voted for, 33,820 shares voted against, no shares abstained and 1,173,844 broker non-votes.

As to Proposal #3 for advisory approval for the frequency of the vote on compensation of named executive officers (Say on Frequency), 385,636 shares voted for 1 year, 48,313 shares voted for 2 years, 2,415,374 shares or 54.32% voted for 3 years and 15,522 abstained from voting. There were 1,173,844 broker non-votes.

As to Proposal #4 for approval of Elliott Davis, LLC as independent auditors for the Company for the fiscal year ending December 31, 2013, 4,014,324 shares or 90.29% voted in favor, 15,705 shares voted against, 8,660 abstained and no broker non-votes.

Section 9-Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

The following Exhibit is filed as part of this report

Exhibit 99.1	Press release dated April 9, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Bank of South Carolina Corporation
(Registrant)

Date: April 9, 2013
/s/ Sheryl G. Sharry
Sheryl G. Sharry
Chief Financial Officer
Executive Vice President and Treasurer